Exhibit 10.8

SEPARATION AGREEMENT AND RELEASE

This Separation Agreement and Release (this “Agreement”) is made this 6th day of March 2011, by Sheila Taylor (“Employee”) and YRC Worldwide Inc. (the “Company”).

In consideration of the mutual agreements described below, the payments to Employee and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, Employee and the Company agree as follows:

1.	Separation.

Employee agrees not to resign her employment with the Company prior to March 31, 2011, unless terminated earlier by the Company (the earlier of these dates will be referred to herein as the “Separation Date”), at which point Employee will resign and her employment will cease. In addition to the compensation, payments and benefits provided for in this Agreement following the Separation Date, Employee shall continue to receive her current compensation and benefits until the Separation Date.

2.	Payments.

A.	Subject to the terms of this Agreement, the Company shall pay Employee separation pay in the gross amount of $435,000 in ratable bi-monthly installments from the Separation Date through March 31, 2012 (the period between the Separation Date and March 31, 2012 shall be referred to herein as the “Inactive Employment Period”). The Company will commence these separation payments with the Company’s regular pay cycle ending on the next regular pay day after the date the Subsequent Release (as defined below) is delivered to the Company.

B.	Employee will receive no further wages, bonuses or other similar payments from the Company, other than salary and perquisites through the Separation Date and those other items that this Agreement provides.

C.	Employee acknowledges that the only outstanding Company options that the Company has granted to Employee are as follows:

Grant Date	Shares	Exercise Price	Vest Date
January 2, 2009	51	$83.50	26 Fully Vested Today 13 on 1/2/12 and 12 on 1/2/13
May 15, 2008	48	$470.50	Fully Vested

These options shall continue to be governed by their respective stock option agreements. These options shall continue to vest under the applicable stock option agreements to the extent not already vested until the last day of the Inactive Employment Period, which shall be deemed to be the last day of employment solely for the purpose of the applicable stock option agreements. For purposes of the applicable stock option agreements, Employee shall be deemed “terminated” on the last day of the Inactive Employment Period. Employee acknowledges that

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any options that do not vest before the end of the Inactive Employment Period will be forfeited pursuant to the applicable stock option agreements.

D.	Other than the options described in Section 2(C), Employee acknowledges that Employee does not have any other rights to Company equity or long term incentive payments that the Company has granted or may in the future grant to Employee.

F.	Employee understands that the Company will deduct federal and state withholding taxes and other deductions the Company is required by law to make from payments (including cash and equity) to Employee or which Employee has authorized from any payments made pursuant to this Agreement.

3.	Benefits.

A.	Medical, Dental and Vision.

The Company shall continue Employee’s medical, dental and vision benefits (provided Employee was enrolled in the applicable plans providing those benefits on his or her Separation Date) as provided in this Section 3(A). Employee shall pay the active employee premium for these benefits. These medical, dental and vision benefits will continue until the end of the Inactive Employment Period or when other coverage becomes available as a result of Employee’s subsequent employment, whichever comes first. If, before the end of the Inactive Employment Period, Employee has the opportunity to be covered under another group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of Employee, the subsidy of this paragraph shall cease and Employee’s continuation coverage shall cease as well. Employee is required to notify Company of the availability of such other group coverage by letter to Harold Marshall, Vice President Employee Benefits, YRC Worldwide Inc., 10990 Roe Avenue, Overland Park, Kansas 66211.

B.	Other Benefits.

Other benefits to which Employee may have been entitled prior to the Separation Date (including 401(k)) will be discontinued pursuant to eligibility requirements under the specific plan document for that benefit. Any such benefits that have Consolidated Omnibus Budget Reconciliation Act (“COBRA”), continuation or conversion privileges will be provided to Employee for continuation at his or her cost pursuant to plan covenants. In all cases, the official plan document shall govern over any other verbal or written statement in regards to COBRA, continuation or conversion privileges.

C.	Paid Time Off.

Any earned and unused paid time off as of the Separation Date will be paid to Employee in accordance with the Company’s paid time off policy. Additional paid time off will not accrue during the Inactive Employment Period.

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D.	Holiday Pay.

Eligibility for holiday pay will cease on the Separation Date.

E.	Perquisites

Employee’s flexible perquisites will cease as of the Separation Date.

4.	No Obligation to Make Payment under Normal Policies.

Employee acknowledges that Employee is entering into this Agreement voluntarily, that Employee is not otherwise entitled to the separation pay and other consideration set forth in Sections 2-3, and that Employee is receiving the separation pay and consideration outlined in Sections 2-3 solely in exchange for the promises contained in this Agreement. Employee acknowledges that the Company otherwise has no obligation to provide separation pay to an Employee whose employment by the Company ends under these circumstances.

5.	Prohibited Activities.

Employee acknowledges and understands that on November 25, 2009, she executed a Non-Competition, Non-Solicitation, Non-Disparagement and Confidentiality Agreement, as amended pursuant to that certain First Amendment to Non-Competition, Non-Solicitation, Non-Disparagement and Confidentiality Agreement executed of even date herewith (collectively, the “Non-Compete Agreement”) and that Employee’s compliance with the Non-Compete is a condition to the payment of separation and other benefits under this Agreement. The agreements and covenants contained in the Non-Compete Agreement remain in effect in accordance with their terms.

6.	Consequences of Engaging in Prohibited Activities.

In addition to any other remedies the Company may have related to the Non-Compete Agreement, if Employee materially violates the Non-Compete Agreement (a “Prohibited Activity”) in the first six months of the Inactive Employment Period, the Company may sue Employee for damages capped at the value of the cash payments made to Employee pursuant to Section 2 of this Agreement and seek an injunction to prevent the on-going occurrence of the Prohibited Activity during the six-month period, but if the Employee engages in a Prohibited Activity during the Inactive Employment Period after the first six months of the Inactive Employment Period, the Company may discontinue providing the remaining benefits under Sections 2 and 3 of this Agreement (other than those that applicable law requires such as COBRA requirements).

Notwithstanding any other provision of this Agreement, if the Employee engages in a Prohibited Activity during the Inactive Employment Period, then the termination of Employee’s employment shall be the first day of the Inactive Employment Period, and Employee shall forfeit the right to any further vesting of the Employee’s stock options and shall not receive any undelivered shares of the Company’s common stock pursuant option or equity award agreements, and the option or equity award agreements shall immediately thereupon wholly and completely terminate.

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If the Company receives a Credible Allegation (as defined below) of a Prohibited Activity, the Company, in its discretion, may suspend delivery or payment of any undelivered or unpaid shares or amounts for up to three months to permit the investigation of the Credible Allegation. If the Company determines that the Employee did not engage in any Prohibited Activities, the Company shall deliver or pay any portion of the shares that have vested or pay that is payable for which all restrictions have lapsed. Nothing in this Agreement shall limit the Company’s ability to enforce, or to seek damages for any violation of, the Non-Compete Agreement. For this purpose, a “Credible Allegation” means an allegation that is supported by evidence that the Company believes, after (i) a good faith investigation and (ii) presentation of the allegation to the Compensation Committee and approval by the Compensation Committee to pursue a claim against Employee for the Prohibited Activity, is credible and reliable that the Employee has engaged in a Prohibited Activity.

7.	Release.

In consideration of the separation pay and the other consideration set forth in Sections 2 and 3, as well as the other benefits that this Agreement provides, Employee (on Employee’s own behalf and on behalf of Employee’s heirs and other legal representatives and assigns) releases the Company, its subsidiaries and affiliates, and the employees, officers, directors, representatives, attorneys and agents of any of them, and their respective successors, predecessors and assigns, from all claims, charges, costs, attorney fees or demands, known or unknown, suspected or unsuspected, present or future, Employee may have in any way related to or arising from Employee’s employment with the Company or the cessation of that employment. This includes, to the fullest extent allowed by law, a release of any rights or claims Employee may have under the following (as each may be amended through the date of this Agreement):

A.	the Age Discrimination in Employment Act of 1967, as amended, and the Older Workers Benefit Protection Act, which (among other things) prohibit age discrimination in employment;

B.	the Civil Rights Acts of 1866 or 1871, Title VII of the Civil Rights Act of 1964 and the Civil Rights Act of 1991, which (among other things) prohibit discrimination in employment based on race, color, national origin, religion or sex;

C.	the Americans with Disabilities Act, which (among other things) prohibits discrimination in employment against qualified disabled individuals;

D.	the Equal Pay Act, which (among other things) prohibits paying men and woman unequal pay for equal work;

E.	the Pregnancy Discrimination Act,

F.	the Family and Medical Leave Act,

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G.	the Employee Retirement Income Security Act,

H.	the National Labor Relations Act,

I.	the Labor Management Relations Act,

J.	the Sarbanes-Oxley Act of 2002, or

K.	any other federal, state or local laws, rules or regulations prohibiting employment discrimination or regulating human or civil rights.

This Section 7 also includes, to the fullest extent allowed by law, a release by Employee of any wrongful discharge, whistleblower, retaliation, tort, contract or common law claims, including claims for past or future loss of pay or benefits, expenses, damages for pain and suffering, mental anguish or emotional distress damages, liquidated damages, punitive damages, compensatory damages, attorney’s fees, interest, court costs, physical or mental injury, damage to reputation, and any other injury, loss, damage or expense or any other legal or equitable remedy of any kind whatsoever.

Employee waives any right Employee may have under the Company’s dispute resolution process to arbitrate the claims which Employee has released by entering into this Agreement. This release does not include, however, a release of the following:

i.	Employee’s right, if any, to accrued and vested pension or retirement savings plan benefits under the Company’s standard programs, plans and policies;

ii.	Claims Employee may have against Company or its insurers for indemnification under corporate charters or by-laws, indemnification agreements, director and officer insurance, or other similar protection afforded Company officers or directors to provide them with protection from claims third parties may make; or

iii.	Claims Employee may have against Company for failing to comply with any provision of this Agreement.

As a condition to receiving the separation pay and other consideration set forth in Sections 2 and 3 hereof, Employee must execute and deliver within 10 days after the Separation Date a subsequent release in the form attached hereto as Exhibit A (the “Subsequent Release”).

Nothing in this Agreement or the Subsequent Release shall be deemed a release of any claim to enforce this Agreement.

8.	Intent to Resolve All Claims; No Pending or Future Claims.

Employer and Company desire to settle all and compromise fully and finally all differences between them, including, but not limited to, all claims Employee has or might

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have asserted against the Company arising out of the employment with the Company or termination of that employment. Employee represents that, as of the date this Agreement was signed, no complaints, grievances, or claims related to Employee’s employment with the Company or termination of that employment (including, but not limited to, any grievances, claims, or charges filed or pending with any local, state or federal agency or court) are pending or have been filed against the Company.

Employee promises never to file a lawsuit asserting any claims that are released in Section 7. If Employee or anyone else on Employee’s behalf files a lawsuit asserting any of these claims, Employee waives Employee’s right to receive any monetary award or reinstatement as an employee of the Company. Employee agrees that this Agreement is a complete and total bar to Employee’s reemployment and to recovery of any money from the Company resulting from any lawsuit, charge or complaint raising any claims that are released in Section 7. Employee understands that Employee is not waiving the right to test the knowing and voluntary nature of this release agreement in court.

Employee understands that pursuant to federal law any frivolous or legally unwarranted challenge to the validity of this release agreement may result in payment to the Company of its attorney’s fees and other legal costs incurred defending the validity of this Agreement.

This Agreement does not limit Employee’s right to file a charge with an administrative agency or participate in an agency investigation. Employee waives the right to recover money in connection with any charge or investigation by any agency, regardless of whether Employee or someone else initiated that charge or investigation. Employee hereby assigns to Company all rights to such compensation, if any, in consideration of the payments received under this Agreement.

9.	Non-Admission of Liability.

The Company is entering into this Agreement to avoid the cost of defending against any possible lawsuit. By making this Agreement, neither the Company nor any other released party admits that it has done anything wrong.

10.	Non-Release of Future ADEA Claims.

This Agreement does not waive or release any rights or claims that Employee may have under the Age Discrimination in Employment Act that arise after the date the Employee signs this Agreement.

11.	Consultation with Attorney.

Employee acknowledges that the Company has encouraged and afforded Employee an opportunity to engage and consult with legal counsel of Employee’s choosing in connection with the negotiation and entering into of this Agreement.

12.	Termination of Employment.

Employee acknowledges that if this Agreement becomes effective, Employee’s employment with the Company will end on the Separation Date.

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13.	Indemnification Rights.

Notwithstanding anything in this Agreement to the contrary, none of the execution, delivery or performance of this Agreement or the termination or resignation of Employee as an employee, an Executive Vice President and the Chief Financial Officer of the Company shall (a) terminate, reduce, modify, amend, supplement or otherwise affect in a manner adverse to Employee or in any other respect the rights of Employee under any or all of (i) Article V of the Bylaws of the Company as in effect on the Separation Date, (ii) any other indemnification provision in the Bylaws of the Company, (iii) the Indemnification Agreement made as of June 2, 2009, between Employee and the Company (the “Indemnification Agreement”), and (iv) the Executive and Organization Liability Insurance Policy issued by National Union Fire Insurance Company of Pittsburgh, Pa., Policy Number 01-118-80-97, including, without limitation, any right to be indemnified and held harmless against, to have paid or to receive payment for, to be reimbursed for or to be insured against any losses, damages, liabilities, expenses, or costs, including, without limitation, Litigation Costs (as defined in the Indemnification Agreement) suffered, incurred or paid by Employee (collectively, the “Indemnity Rights”), (b) be deemed to be a waiver of any or all of the Indemnity Rights or to create or to give rise to any right of setoff against, or any right of subrogation of the Company or any other person with respect to, any amount owing to, or that may become payable to or on behalf of, Employee pursuant to any of the Indemnity Rights.

14.	Harmful Statements.

Except for truthful statements to comply with law or legal process, Employee represents and agrees that Employee will not make any derogatory, disparaging or false statements intended to harm the business or personal reputation of the Company or any related companies or their officers and employees. Except for truthful statements to comply with law or legal process, the Company will not make or authorize any derogatory, disparaging or false statements intended to harm the business reputation or personal reputation of Employee or the Employee’s family.

15.	Governing Law.

This Agreement is made in the State of Kansas and is governed by the laws of Kansas, excluding its law of conflicts of law and any action to enforce this Agreement shall be brought in the State District Court of Johnson County, Kansas, or the United States District Court for the District of Kansas at Kansas City.

16.	Binding Effect.

This Agreement is binding on the representatives, heirs, successors and assigns of the Employee and the Company.

17.	No Oral Changes.

This Agreement cannot be changed, modified, or amended in any respect except by written instrument that Employee and an officer of the Company sign.

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18.	Severability.

The provisions of this Agreement are severable, that is, if any part of it is found to be invalid or unenforceable, the other parts will remain valid and enforceable and shall be construed to the greatest extent possible to be enforceable as written.

19.	Return of Company Property.

Employee represents and warrants that Employee will use her reasonable best efforts to return within five days after the Separation Date all Company information (confidential or otherwise), including all related documents, reports, emails, files, memoranda and records, computer disks or other storage media, and all physical or personal property, including credit cards, card key passes, door and file keys, computers, pagers or Employee’s leased vehicle, which Employee was provided or obtained during Employee’s employment. Employee further represents and warrants that Employee will not retain the original or any copies, duplicates, reproductions or excerpts of the foregoing materials or property, including any emails or other Company information Employee has forwarded to Employee’s personal email address.

20.	Transitional Matters.

After the Separation Date, to ensure a smooth transition from Employee’s employment with Company, Employee shall provide reasonable assistance to and cooperation with Company during the Inactive Employment Period in connection with any Company matters concerning which Employee had knowledge or responsibility while the Company employed Employee. In the event of any legal action or investigation relating to events that occurred during Employee’s employment, Employee will cooperate to the fullest extent possible in the preparation, prosecution, or defense of Company’s case, including the execution of affidavits or documents or providing of information requested by Company. Whether during or after the Inactive Employment Period, reasonable out-of-pocket expenses related to Employee’s assistance will be reimbursed by Company, if Company’s approval is obtained in advance. The Company’s request for cooperation must reasonably accommodate Employee’s obligations to any new employers or any medical treatment that Employee may be taking. Employee hereby resigns, as of the Separation Date, any positions that Employee may hold as an officer or director of the Company and all of its subsidiaries and affiliates. Employee agrees to sign such additional letters of resignation for those companies as the Company may request.

21.	Employee’s Death.

If Employee dies prior to receipt of the payments or benefits that this Agreement provides, Employee’s estate shall be entitled to receive any remaining payments or benefits (subject to the other terms and conditions of this Agreement), unless and to the extent Employee’s current or future beneficiary designation forms for those benefit plans that utilize such forms otherwise provide.

22.	Interpretation & Construction.

The headings of this Agreement are for convenience only and shall not affect the interpretation or construction of this Agreement. When used in this Agreement, unless the context expressly requires the contrary, references to the singular shall include the

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plural, and vice versa; references to the masculine shall include the feminine and neuter, and vice versa; references to “Sections” shall mean the sections and subsections of this Agreement; references to “including” mean “including, without limitation”; and references to the “parties” mean the Company and Employee and to a “party” mean either one of them.

23.	Summaries.

If there is any inconsistency between this Agreement and any summary of this Agreement, such as a summary provided in a document to Employee, the terms and conditions of this Agreement shall control and the summary shall not be used to interpret or construe this Agreement. If there is any inconsistency between this Agreement and the Non-Compete Agreement, this Agreement shall supersede the Non-Compete Agreement.

24.	Entire Agreement.

This Agreement between Employee and the Company, combined with the Non-Compete Agreement (including the amendment thereto signed concurrently herewith), constitutes the entire agreement between the parties with respect to the subject matter hereof and the agreements contained herein, and supersedes all prior understandings, whether oral or written, between the Company and Employee, other than any confidentiality or trade secret agreements with Employee, which shall remain effective. The Company has made no promises to Employee other than those in this Agreement and in the Non-Compete Agreement.

EMPLOYEE ACKNOWLEDGES THAT SHE HAS READ THIS AGREEMENT, UNDERSTANDS IT AND IS VOLUNTARILY ENTERING INTO THIS AGREEMENT. THIS AGREEMENT CONTAINS A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

Agreed:
YRC Worldwide Inc.

/s/ William Zollars
Name: William Zollars
Title: Chairman/CEO

Agreed:
Sheila Taylor

/s/ Sheila Taylor

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Exhibit A

This Release (this “Agreement”) is made this 1 day of April 2011, by Sheila Taylor (“Employee”) and YRC Worldwide Inc. (the “Company”).

Employee and the Company are party to a Separation and Release Agreement (the “Separation Agreement”), dated as of March 6, 2011, that, among other things, provides that the Company will provide specified payments and benefits if, among other requirements, Employee executes and delivers this Agreement on or prior to 10 days after Employee’s Separation Date (as defined in the Separation Agreement). This Agreement does not modify or terminate any of the provisions of, or obligations or covenants arising under, the Separation Agreement. In consideration of the mutual agreements described in the Separation Agreement, the payments to Employee and other good and valuable consideration described in the Separation Agreement, the receipt and sufficiency of which the parties acknowledge, Employee and the Company agree as follows:

1.	Release.

In consideration of the separation pay and the other consideration set forth in Sections 2 and 3 of the Separation Agreement, as well as the other benefits that the Separation Agreement provides, Employee (on Employee’s own behalf and on behalf of Employee’s heirs and other legal representatives and assigns) releases the Company, its subsidiaries and affiliates, and the employees, officers, directors, representatives, attorneys and agents of any of them, and their respective successors, predecessors and assigns, from all claims, charges, costs, attorney fees or demands, known or unknown, suspected or unsuspected, present or future, Employee may have in any way related to or arising from Employee’s employment with the Company or the cessation of that employment. This includes, to the fullest extent allowed by law, a release of any rights or claims Employee may have under the following (as each may be amended through the date of this Agreement):

A.	the Age Discrimination in Employment Act of 1967, as amended, and the Older Workers Benefit Protection Act, which (among other things) prohibit age discrimination in employment;

B.	the Civil Rights Acts of 1866 or 1871, Title VII of the Civil Rights Act of 1964 and the Civil Rights Act of 1991, which (among other things) prohibit discrimination in employment based on race, color, national origin, religion or sex;

C.	the Americans with Disabilities Act, which (among other things) prohibits discrimination in employment against qualified disabled individuals;

D.	the Equal Pay Act, which (among other things) prohibits paying men and woman unequal pay for equal work;

E.	the Pregnancy Discrimination Act,

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F.	the Family and Medical Leave Act,

G.	the Employee Retirement Income Security Act,

H.	the National Labor Relations Act,

I.	the Labor Management Relations Act,

J.	the Sarbanes-Oxley Act of 2002, or

K.	any other federal, state or local laws, rules or regulations prohibiting employment discrimination or regulating human or civil rights.

This Section 1 also includes, to the fullest extent allowed by law, a release by Employee of any wrongful discharge, whistleblower, retaliation, tort, contract or common law claims, including claims for past or future loss of pay or benefits, expenses, damages for pain and suffering, mental anguish or emotional distress damages, liquidated damages, punitive damages, compensatory damages, attorney’s fees, interest, court costs, physical or mental injury, damage to reputation, and any other injury, loss, damage or expense or any other legal or equitable remedy of any kind whatsoever.

Employee waives any right Employee may have under the Company’s dispute resolution process to arbitrate the claims which Employee has released by entering into this Agreement. This release does not include, however, a release of the following:

i.	Employee’s right, if any, to accrued and vested pension or retirement savings plan benefits under the Company’s standard programs, plans and policies;

ii.	Claims Employee may have against Company or its insurers for indemnification under corporate charters or by-laws, indemnification agreements, director and officer insurance, or other similar protection afforded Company officers or directors to provide them with protection from claims third parties may make; or

iii.	Claims Employee may have against Company for failing to comply with any provision of this Agreement.

2.	Intent to Resolve All Claims; No Pending or Future Claims.

Employer and Company desire to settle all and compromise fully and finally all differences between them, including, but not limited to, all claims Employee has or might have asserted against the Company arising out of the employment with the Company or termination of that employment. Employee represents that, as of the date this Agreement was signed, no complaints, grievances, or claims related to Employee’s employment with the Company or termination of that employment (including, but not limited to, any grievances, claims, or charges filed or pending with any local, state or federal agency or court) are pending or have been filed against the Company.

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Employee promises never to file a lawsuit asserting any claims that are released in Section 1. If Employee or anyone else on Employee’s behalf files a lawsuit asserting any of these claims, Employee waives Employee’s right to receive any monetary award or reinstatement as an employee of the Company. Employee agrees that this Agreement is a complete and total bar to Employee’s reemployment and to recovery of any money from the Company resulting from any lawsuit, charge or complaint raising any claims that are released in Section 1. Employee understands that Employee is not waiving the right to test the knowing and voluntary nature of this release agreement in court.

Employee understands that pursuant to federal law any frivolous or legally unwarranted challenge to the validity of this release agreement may result in payment to the Company of its attorney’s fees and other legal costs incurred defending the validity of this Agreement.

This Agreement does not limit Employee’s right to file a charge with an administrative agency or participate in an agency investigation. Employee waives the right to recover money in connection with any charge or investigation by any agency, regardless of whether Employee or someone else initiated that charge or investigation. Employee hereby assigns to Company all rights to such compensation, if any, in consideration of the payments received under this Agreement.

Nothing in this Agreement shall be construed to bar Employee from seeking legal redress for actions occurring after the execution of this Agreement.

3.	Non-Admission of Liability.

The Company is entering into this Agreement to avoid the cost of defending against any possible lawsuit. By making this Agreement, neither the Company nor any other released party admits that it has done anything wrong.

4.	Non-Release of Future ADEA Claims.

This Agreement does not waive or release any rights or claims that Employee may have under the Age Discrimination in Employment Act that arise after the date the Employee signs this Agreement.

5.	Consultation with Attorney.

Employee acknowledges that the Company has encouraged and afforded Employee an opportunity to engage and consult with legal counsel of Employee’s choosing in connection with the negotiation and entering into of this Agreement.

6.	Indemnification Rights.

Notwithstanding anything in this Agreement to the contrary, none of the execution, delivery or performance of this Agreement or the termination or resignation of Employee as an employee, an Executive Vice President and the Chief Financial Officer of the Company shall (a) terminate, reduce, modify, amend, supplement or otherwise affect in a manner adverse to Employee or in any other respect the rights of Employee under any or all of (i) Article V of the Bylaws of the Company as in effect on the Separation Date, (ii)

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any other indemnification provision in the Bylaws of the Company, (iii) the Indemnification Agreement made as of June 2, 2009, between Employee and the Company (the “Indemnification Agreement”), and (iv) the Executive and Organization Liability Insurance Policy issued by National Union Fire Insurance Company of Pittsburgh, Pa., Policy Number 01-118-80-97, including, without limitation, any right to be indemnified and held harmless against, to have paid or to receive payment for, to be reimbursed for or to be insured against any losses, damages, liabilities, expenses, or costs, including, without limitation, Litigation Costs (as defined in the Indemnification Agreement) suffered, incurred or paid by Employee (collectively, the “Indemnity Rights”), (b) be deemed to be a waiver of any or all of the Indemnity Rights or to create or to give rise to any right of setoff against, or any right of subrogation of the Company or any other person with respect to, any amount owing to, or that may become payable to or on behalf of, Employee pursuant to any of the Indemnity Rights.

7.	Governing Law.

This Agreement is made in the State of Kansas and is governed by the laws of Kansas, excluding its law of conflicts of law and any action to enforce this Agreement shall be brought in the State District Court of Johnson County, Kansas, or the United States District Court for the District of Kansas at Kansas City.

8.	Binding Effect.

This Agreement is binding on the representatives, heirs, successors and assigns of the Employee and the Company.

9.	No Oral Changes.

This Agreement cannot be changed, modified, or amended in any respect except by written instrument that Employee and an officer of the Company sign.

10.	Severability.

The provisions of this Agreement are severable, that is, if any part of it is found to be invalid or unenforceable, the other parts will remain valid and enforceable and shall be construed to the greatest extent possible to be enforceable as written.

11.	Return of Company Property.

Employee represents and warrants that Employee has returned all Company information (confidential or otherwise), including all related documents, reports, emails, files, memoranda and records, computer disks or other storage media, and all physical or personal property, including credit cards, card key passes, door and file keys, computers, pagers or Employee’s leased vehicle, which Employee was provided or obtained during Employee’s employment. Employee further represents and warrants that Employee will not retain the original or any copies, duplicates, reproductions or excerpts of the foregoing materials or property, including any emails or other Company information Employee has forwarded to Employee’s personal email address.

12.	Interpretation & Construction.

The headings of this Agreement are for convenience only and shall not affect the

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interpretation or construction of this Agreement. When used in this Agreement, unless the context expressly requires the contrary, references to the singular shall include the plural, and vice versa; references to the masculine shall include the feminine and neuter, and vice versa; references to “Sections” shall mean the sections and subsections of this Agreement; references to “including” mean “including, without limitation”; and references to the “parties” mean the Company and Employee and to a “party” mean either one of them.

13.	Summaries.

If there is any inconsistency between this Agreement and any summary of this Agreement, such as a summary provided in a document to Employee, the terms and conditions of this Agreement shall control and the summary shall not be used to interpret or construe this Agreement.

14.	Entire Agreement.

This Agreement between Employee and the Company, combined with the Separation Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof and the agreements contained herein, and supersedes all prior understandings, whether oral or written, between the Company and Employee, other than any confidentiality or trade secret agreements with Employee, which shall remain effective. The Company has made no promises to Employee other than those in this Agreement and the Separation Agreement.

EMPLOYEE ACKNOWLEDGES THAT SHE HAS READ THIS AGREEMENT, UNDERSTANDS IT AND IS VOLUNTARILY ENTERING INTO THIS AGREEMENT. THIS AGREEMENT CONTAINS A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

Agreed:
YRC Worldwide Inc.

/s/ William Zollars
Name: William Zollars
Title: Chairman/CEO

Agreed:
Sheila Taylor

/s/ Sheila Taylor

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